Exhibit 10.7

ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement"), dated as of [_____], 2023 (the “Effective Date”), among M3-Brigade Acquisition III Corp., a Delaware corporation (“MBSC”), Greenfire Resources Ltd., an Alberta corporation (“New Greenfire”), Continental Stock Transfer & Trust Company, a New York corporation (“Continental”) and Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company (collectively, “Computershare”).

MBSC and Continental have previously entered into that certain Private Warrant Agreement, dated October 21, 2021 (the “MBSC Private Warrant Agreement”), governing the terms of the warrants issued by MBSC in a private placement (the “MBSC Private Placement Warrants”) simultaneously with the closing of MBSC’s initial public offering.

Pursuant to that certain Business Combination Agreement, dated December 14, 2022, by and between MBSC, Greenfire Resources Inc., New Greenfire and the other parties thereto, as amended on April 21, 2023 and June 15, 2023 (as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), the parties thereto intend to consummate a business combination, pursuant to which, among other things, each MBSC Private Placement Warrant that is issued and outstanding immediately prior to the Effective Time (as defined in the Business Combination Agreement), after giving effect to the forfeitures of certain MBSC Private Placement Warrants pursuant to the Business Combination Agreement, shall be converted into one warrant to purchase common shares in the capital of New Greenfire (“New Greenfire Common Shares”) on the same terms as were in effect immediately prior to the Effective Time under the terms of the MBSC Private Warrant Agreement. Those warrants, as converted, are herein referred to as “New Greenfire Warrants” and shall be governed by that certain Amended and Restated Warrant Agreement to be entered into on or about the date hereof by New Greenfire and Computershare (the “Amended and Restated Warrant Agreement”).

In connection with the foregoing, MBSC, New Greenfire, Continental and Computershare wish that (i) New Greenfire shall assume by way of assignment and assumption all of the liabilities, duties and obligations of MBSC under and in respect of the MBSC Private Warrant Agreement, (ii) Computershare shall be appointed as successor warrant agent under the MBSC Private Warrant Agreement and (iii) MBSC and the Continental shall be released from all liabilities, duties and obligations under and in respect of the MBSC Private Warrant Agreement.

Continental consents to the assignment and assumption of the MBSC Private Warrant Agreement from MBSC to New Greenfire and wishes to release MBSC from its liabilities, duties and obligations under and in respect of the MBSC Private Warrant Agreement and MBSC consents to the assignment and assumption of the MBSC Private Warrant Agreement from Continental to Computershare and wishes to release Continental from its liabilities, duties and obligations under and in respect of the MBSC Private Warrant Agreement.

ACCORDINGLY, in consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Assignment and Assumption. In accordance with Section 7.2 and Section 8.1 of the Warrant Agreement:

(a) New Greenfire shall be substituted for MBSC in the MBSC Private Warrant Agreement and shall become obligated to perform all of the liabilities, duties and obligations of the MBSC under and in respect of the MBSC Private Warrant Agreement. New Greenfire shall undertake full performance of the company’s obligations pursuant to the MBSC Private Warrant Agreement in the place of MBSC and shall faithfully and fully perform those obligations as if New Greenfire had been the original party to the MBSC Private Warrant Agreement.

(b) Computershare shall be substituted for Continental in the MBSC Private Warrant Agreement and shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as warrant agent under the MBSC Private Warrant Agreement; provided that, in no event shall Computershare be liable for the actions or omissions of Continental under the MBSC Private Warrant Agreement prior to this assignment and assumption. Computershare undertakes full performance of the obligations of Continental pursuant to the MBSC Private Warrant Agreement in the place of Continental. In furtherance of the foregoing, New Greenfire hereby waives the requirement in Section 7.2.1 of the MBSC Private Warrant Agreement that the successor warrant agent be a New York corporation with its principal office in the Borough of Manhattan, City and State of New York.

(c) Continental and MBSC shall be irrevocably and unconditionally released from their obligations under and in respect of the MBSC Private Warrant Agreement, and their respective rights against each other under and in respect of the MBSC Private Warrant Agreement shall be cancelled.

(d) New Greenfire shall owe to Computershare all the rights that were, immediately prior to the assignment and assumption, owed to Continental under and in respect of the MBSC Private Warrant Agreement.

(e) Computershare shall perform and discharge all obligations of warrant agent under and in respect of the MBSC Private Warrant Agreement and be bound by its terms in every way as if New Greenfire had been the original party thereto in place of MBSC.

(f) New Greenfire shall perform and discharge all obligations of the company under and in respect of the MBSC Private Warrant Agreement and be bound by its terms in every way as if Computershare had been the original party thereto in place of Continental.

Section 2. Amendment and Restatement of Warrant Agreement. At the Effective Time, pursuant to Section 8.8 of the MBSC Private Warrant Agreement, New Greenfire and Computershare shall enter into the Amended and Restated Warrant Agreement to reflect that, effective upon consummation of the Merger (as defined in the Business Combination Agreement), each MBSC Private Placement Warrant will entitle the holder to purchase New Greenfire Common Shares in accordance with the terms and subject to the conditions set forth in the Amended and Restated Warrant Agreement.

Section 3. Release of MBSC and Continental from Liabilities. In consideration of this assignment and assumption, MBSC and Continental shall be released and discharged of all of their respective obligations to perform under the MBSC Private Warrant Agreement as of the date hereof, and shall be fully relieved of all liability to New Greenfire or Computershare arising out of the MBSC Private Warrant Agreement.

Section 4. Effectiveness. This Agreement shall be effective as of the Effective Date.

Section 5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such State without resort to that State’s conflict-of-laws rules.

Section 6. Counterparts; Facsimile Signatures and Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Facsimile and electronic counterpart signatures to this Agreement shall be acceptable and binding.

Section 7. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Business Combination Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

M3-BRIGADE ACQUISITION III CORP.
By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

GREENFIRE RESOURCES LTD.

By:
Name:
Title:

COMPUTERSHARE INC.
COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]